UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2021

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

CALIFORNIA	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 286-9560

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	ETFM	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

FOMO CORP. is referred to herein as “we”, “us”, or “us”

ITEM 8.01 Other Events

FOMO CORP. (“FOMO”) on February 7, 2021 sent the following correspondence to a website operator and requests SEC review:

ADVFN/InvestorsHub:

It is well known that since 2015, I have disagreed with your antithetical attitude on how to manage your stock platform www.investorshub.com (which is owned by ADVFN PLC - https://www.advfn.com/). Your message boards appear to have short sellers that dominate discussions, post false and misleading information, and delete bullish posts on companies to manipulate idea flow and harm share prices. Because of your severe negligence, you have massively harmed the stock and reputation of my company – this is akin to actions of your founder who was jailed for stock manipulation using your own message boards years ago. Your actions have significantly harmed my firm to the tune of many millions of dollars by your recklessness and lack of moderation of your boards. After many prior complaints to your offices, when I challenged you that I would find a way to set our shareholders free from your abusive allowances of false information, you told me that I had “less than a zero chance of nil” of taking traffic away from IHUB if I tried to create such a room on my own and “everyone else that had tried failed in the past”. Despite your ridiculous and condescending attitude on microcap idea flow, I am confronting you now with truth and transparency using Twitter, Discord (our own chat room linked to our website) and other platforms such as StockTwits.com – all of which are fair and balanced as well as a Form 8-K filed with the SEC. You do not appreciate my principles of fairness and transparency and this must and will end and I will now take this to a proper outcome that ends the misery you grant to thousands of microcap companies who have message boards on your site. I am herewith filing a formal complaint to the Securities Exchange Commission (SEC) to review these matters and this letter is herewith filed under Form 8-K for our Company FOMO CORP. ticker ETFM/OTC.

Govern yourselves accordingly,

/s/ Vikram Grover

CEO

FOMO CORP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: February 8, 2021	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer